                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      December 20, 2000
                                                  -----------------------------

                               Dean Foods Company
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             (Exact name of registrant as specified in its charter)

         Delaware                   1-08262                   36-0984820
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(State or other jurisdiction  (Commission File No.)         (IRS Employer
     of incorporation)                                     Identification No.)

     3600 N. River Road         Franklin Park, IL               60131
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code    (847) 678-1680
                                                   ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5 -- Other Events

                       DEAN FOODS COMPANY AMENDS FORM 8-K
                       TO RECLASSIFY GAIN ON SALE OF NOTE

         On December 27, 2000 the Company filed a Form 8-K that included the Company's press release covering second quarter fiscal year 2001 results. The press release included a "Condensed Consolidated Statement of Earnings for the Periods ended November 26, 2000 and November 28, 1999". This earnings statement included a $6.2 million after-tax gain on the sale of a note shown under the line item "Gain from sale of discontinued operations, net of taxes."

         The Company's independent auditors were consulted with respect to the classification of this gain as a discontinued operations item prior to filing of the Form 8-K. In conjunction with the subsequent review of the Company's Form 10-Q for the second quarter, the Company's independent auditors advised that the gain should be reclassified to continuing operations from discontinued operations.

         The attached "Condensed Consolidated Statement of Earnings for the Periods ended November 26, 2000 and November 28, 1999" has been revised to reflect the proper classification of the gain on the sale of the note within earnings from continuing operations consistent with the treatment in the Company's Form 10-Q for its fiscal second quarter. There is no other impact on the financial statements for the quarter and six months ended November 26, 2000 as a result of the reclassification of the gain on the sale of the note.


                               Dean Foods Company
                  Condensed Consolidated Statement of Earnings
         For the Periods Ended November 26, 2000 and November 28, 1999
                   (In Millions, Except for Per Share Amounts)
                                   (Unaudited)

                                                     Second Quarter Ended                Six Months Ended
                                                     --------------------                ----------------
                                                 November 26,   November 28,      November 26,       November 28,
                                                         2000           1999              2000               1999
                                                 ------------   ------------      ------------       ------------
Net sales                                         $  1,103.5        $1,067.0         $ 2,157.8         $ 2,068.4
Costs of products sold                                 847.0           828.0           1,648.0           1,590.0
Delivery, selling and administrative expenses          199.8           182.6             394.3             365.2
                                                  ----------        --------         ---------         ---------
Operating earnings                                      56.7            56.4             115.5             113.2
Interest expense, net of interest income                18.6            12.1              34.7              23.3
Gain on  sale of note                                   10.0            -                 10.0               -
                                                  ----------        --------         ---------         ---------
Income before income taxes                              48.1            44.3              90.8              89.9
Provision for income taxes                              18.3            17.3              34.6              35.1
                                                  ----------        --------         ---------         ---------
Net income                                        $     29.8        $   27.0         $    56.2         $    54.8
                                                  ==========        ========         =========         =========

Net income per share:
     Basic                                        $      .84        $    .69         $    1.58         $    1.40
                                                  ==========        ========         =========         =========
     Diluted                                      $      .84        $    .68         $    1.58         $    1.38
                                                  ==========        ========         =========         =========

Weighted average common shares:
     Basic                                              35.5            39.1              35.5              39.2
                                                  ==========         =======         =========         =========
     Diluted                                            35.7            39.8              35.7              39.8
                                                  ==========         =======         =========         =========

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Dean Foods Company
                                            --------------------------------
                                                    (Registrant)


Date:      January 12, 2001                    /s/ Barbara A. Klein
      -----------------------------         --------------------------------
                                                   Barbara A. Klein
                                              Vice President Finance and
                                                Chief Financial Officer